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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 17, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

          NEW YORK                     0-10592                  14-1630287
State or Other Jurisdiction of     Commission File No.       I.R.S. Employer
Incorporation or Organization                             Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

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


TrustCo Bank Corp NY


Item 2.02.     Results of Operations and Financial Condition
----------     ---------------------------------------------

               On April 17, 2007, TrustCo Bank Corp NY ("TrustCo") issued a press release with the first quarter results for the period ending March 31, 2007. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)     Exhibits

               Reg S-K Exhibit No.     Description
               -------------------     -----------

                     99(a) Press release dated April 17, 2007, for the period ending March 31, 2007, regarding the first quarter results.












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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 17, 2007

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   ----------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer






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


                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.               Description                            Page
-------------------      ------------------------------                --------
     99(a)               Press release dated April 17, 2007,             5 - 11
                         for the period ending March 31, 2007,
                         regarding the first quarter results.

TRUSTCO                                                          Exhibit 99 (a)
Bank Corp NY                                                     News Release
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                      NASDAQ -- TRST

Contact:   Robert M. Leonard
           Administrative Vice President
           (518) 381-3693

FOR IMMEDIATE RELEASE

                  TrustCo Announces First Quarter 2007 Results


Glenville, New York - April 17, 2007 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced that net income for the first quarter of 2007 was $12.3 million compared to $12.4 million for 2006. Diluted earnings per share were $0.164 for the first quarters of 2007 and 2006. Return on average assets and return on average equity were 1.57% and 21.67% for the first quarter of 2007 compared to 1.73% and 20.75% for the first quarter of 2006.

First quarter results were positively affected by the recent adoption of a new accounting standard relative to fair value accounting for certain financial instruments. TrustCo selected the fair value option allowed by this new standard for $517 million of longer duration, lower yielding US Agency securities from the available for sale portfolio. TrustCo recorded the January 1, 2007 unrealized loss on these securities as an $8.6 million cumulative effect adjustment, net of tax, to undivided profits at that time.
As provided by in this new accounting standard, this one time charge to undivided profits will not be recognized in current earnings. Commenting on the adoption of the new accounting standard, Robert J. McCormick, President and Chief Executive Officer stated, "We believe this was a unique opportunity for TrustCo which will have a positive impact on our ability to manage the interest rate risk of our balance sheet, shorten the duration of the investment portfolio, create additional liquidity and potentially benefit interest income, net income and earnings per share during the remainder of 2007 as well as future periods." As a result of these actions, TrustCo also recognized $3.4 million of unrealized pretax trading gains during the first quarter which will be offset in the second quarter with realized trading losses of $2.7 million as a result of the subsequent sale of these assets. Had TrustCo not adopted this new accounting standard in the first quarter, net income would have been $10.2 million and diluted earnings per share would have been $0.136 for the first quarter of 2007. Commenting on the first quarter results of $10.2 million excluding the unrealized trading account gain, Mr. McCormick noted "We are delighted by this 9.4% increase in net income over the fourth quarter of 2006 and are encouraged about the results for the remainder of 2007."

The growth of TrustCo's deposits and loans continue to show impressive results. For the quarter ended March 31, 2007, average deposits were up $269.0 million or 10.2% compared to March 31, 2006. Average loans also showed similar results up $285.5 million or 19.1% compared to the same period in 2006. Much of the success can be attributed to the branch growth initiative. During the first quarter of 2007 TrustCo opened two offices to bring the total to 93 with many new branches planned in the markets currently served.

TrustCo has again been nationally recognized. In its April 2007 edition, the US Banker Magazine, a leading industry publication, listed the top 150 mid-tier banks in the country. TrustCo ranked 6th best. Commenting on this article, Mr. McCormick stated "In an era of shrinking interest rate margins, due to the flat or inverted yield curve, TrustCo continues to be ranked as one of the top banks in the nation. We have accomplished this through diligent expense controls and being ever mindful of asset quality."

Further Mr. McCormick noted "There has been a lot of talk in the news lately of banks and mortgage companies that have suffered losses due to their involvement in the subprime mortgage lending area. Subprime loans are mortgage loans to borrowers who do not qualify for conventional loans due to poor credit, employment issues, etc. Trustco Bank has never been involved in subprime lending. We have always believed that mortgage loans are our most important asset and growth is never an excuse to sacrifice credit quality."

Nonperforming loans continue at low levels. At the end of the first quarter nonperforming loans were 0.45% of total loans outstanding. In addition, the allowance for loan losses is 4.4 times nonperforming loans.

The Board of Directors declared in February 2007 a quarterly cash dividend of $0.16 per share, which shareholders received in early April. This dividend equates to an annualized yield of 6.75% based on the March 31, 2007 closing stock price.

As previously announced the TrustCo Annual Meeting will be held May 14, 2007 at 10:00 am at Mallozzi's Restaurant and Banquet House in Rotterdam, New York.

TrustCo Bank Corp is a $3.2 billion bank holding company and through its subsidiary, Trustco Bank, operates 95 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.

In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on The NASDAQ Global Select Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission.

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

                                                               Three Months Ended
                                                         03/31/07               03/31/06
Summary of operations
 Net interest income (TE)                             $     24,506                  26,245
 Provision (credit) for loan losses                            -                    (1,800)
 Net securities transactions                                   -                      (288)
 Unrealized trading gains                                    3,445                     -
 Noninterest income                                          4,103                   3,593
 Noninterest expense                                        12,706                  11,925
 Net income                                                 12,314                  12,366

Per common share
 Net income per share:
     - Basic                                          $      0.164                   0.165
     - Diluted                                               0.164                   0.164
 Cash dividends                                              0.160                   0.160
 Tangible Book value at period end                            3.20                    3.08
 Market price at period end                                   9.58                   12.17

At period end
 Full time equivalent employees                                570                     530
 Full service banking offices                                   95                      82

Performance ratios
 Return on average assets                                     1.57 %                  1.73
 Return on average equity (1)                                21.67                   20.75
 Efficiency (2)                                              43.76                   39.82
 Net interest spread (TE)                                     2.73                    3.33
 Net interest margin (TE)                                     3.16                    3.70
 Dividend payout ratio                                       97.29                   96.83

Capital ratios at period end (3)
 Total equity to assets                                       7.24 %                  8.31
 Tier 1 risk adjusted capital                                14.02                   16.81
 Total risk adjusted capital                                 15.28                   18.08

Asset quality analysis at period end
 Nonperforming loans to total loans                           0.45 %                  0.22
 Nonperforming assets to total assets                         0.26                    0.12
 Allowance for loan losses to total loans                     1.96                    2.38
 Coverage ratio (4)                                            4.4 X                  10.6

(1) Average equity excludes the effect of accumulated other comprehensive income (loss).
(2) Calculated as noninterest expense (excluding ORE income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions, unrealized trading gains and losses and one-time income items).
(3) Capital ratios exclude the effect of accumulated other comprehensive income
    (loss).
(4) Calculated as allowance for loan losses divided by total nonperforming loans.
 TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)
(Unaudited)

                                                                           03/31/07               03/31/06


ASSETS

 Loans, net                                                           $     1,764,931              1,493,647
 Securities available for sale                                                505,663              1,112,380
 Trading securities                                                           505,690                    -
 Federal funds sold and other short-term investments                          335,259                199,469
                                                                     -----------------      -----------------

  Total earning assets                                                      3,111,543              2,805,496

 Cash and due from banks                                                       39,435                 44,248
 Bank premises and equipment                                                   24,966                 22,539
 Other assets                                                                  68,921                 61,633
                                                                     -----------------      -----------------

  Total assets                                                        $     3,244,865              2,933,916
                                                                     =================      =================

LIABILITIES
 Deposits:
  Demand                                                              $       249,034                244,377
  Interest-bearing checking                                                   280,106                294,197
  Savings                                                                     657,762                722,858
  Money market                                                                330,335                218,518
  Certificates of deposit (in denominations of $100,000 or more)              332,134                232,111
  Other time deposits                                                       1,032,432                867,629
                                                                     -----------------      -----------------

   Total deposits                                                           2,881,803              2,579,690

 Short-term borrowings                                                         97,064                100,236
 Long-term debt                                                                    51                     80
 Other liabilities                                                             25,967                 22,582
                                                                     -----------------      -----------------

  Total liabilities                                                         3,004,885              2,702,588

SHAREHOLDERS' EQUITY                                                          239,980                231,328
                                                                     -----------------      -----------------

  Total liabilities and
   shareholders' equity                                               $     3,244,865              2,933,916
                                                                     =================      =================

Number of common shares
 outstanding, in thousands                                                     74,899                 74,823

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)
(Unaudited)

                                                                          Three Months Ended
                                                                   03/31/07               03/31/06

Interest income
   Loans                                                         $     28,631                 24,351
   Investment securities                                               13,211                 13,866
   Federal funds sold and other short term investments                  3,439                  2,492
                                                                --------------         --------------

     Total interest income                                             45,281                 40,709

Interest expense
   Deposits                                                            20,566                 14,419
   Borrowings                                                             994                    779
                                                                --------------         --------------

      Total interest expense                                           21,560                 15,198
                                                                --------------         --------------

      Net interest income                                              23,721                 25,511

Provision (credit) for loan losses                                        -                   (1,800)
                                                                --------------         --------------

      Net interest income after
       provision for loan losses                                       23,721                 27,311

Net securities transactions                                               -                     (288)
Unrealized trading gains                                                3,445                    -
Noninterest income                                                      4,103                  3,593
Noninterest expense                                                    12,706                 11,925
                                                                --------------         --------------

Income before income taxes                                             18,563                 18,691
Income tax expense                                                      6,249                  6,325
                                                                --------------         --------------

Net income                                                       $     12,314                 12,366
                                                                ==============         ==============


Net income per share:
      - Basic                                                    $      0.164                  0.165
      - Diluted                                                  $      0.164                  0.164

Avg equivalent shares outstanding, in thousands:
      - Basic                                                          74,952                 74,871
      - Diluted                                                        75,054                 75,263



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

CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)
(Unaudited)

                                                                          Three Months Ended
                                                                   03/31/07               03/31/06

Total assets                                                  $     3,179,100              2,899,637
Shareholders' equity                                                  236,526                234,603
Total loans                                                         1,781,333              1,495,867
Securities available for sale                                         528,483              1,099,024
Trading securities                                                    502,283                    -
Interest-earning assets                                             3,078,002              2,819,811
Interest-bearing deposits                                           2,578,237              2,311,333
Interest-bearing liabilities                                        2,676,174              2,403,167
Demand deposits                                                       244,005                241,903


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